Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accumulated Other Comprehensive Income (Loss)
Net unrealized loss on securities available-for-sale	$ (12,130)	$ (8,922)
Net unrealized loss for funded status of defined benefit plan liability	(654)	(543)
Accumulated other comprehensive income (loss), before taxes, total	(12,784)	(9,465)
Tax effect	2,684	1,987
Net-of-tax amount	$ (10,100)	$ (7,478)